UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 1, 2010
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                     Defense Industries International, Inc.
             (Exact name of registrant as specified in its charter)



               Nevada               000-30105                84-1421483
 ----------------------------      -----------              -------------
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


                 8 Brisel Street Industrial Zone Sderot, Israel
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


                              (011) 972-8-689-1611
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Mr. Uri Nissani, 55, was appointed CEO, President and a member of the board of directors of the Registrant effective January 1, 2010. From January 15, 2007 until December 15, 2009, Mr. Nissani served as the Head of Business Development of S.D.S (Star Defense Systems) Ltd., and Star Night Technologies Ltd., each of which are Israeli companies listed on the Tel Aviv Stock Exchange. Star Night Technologies Ltd. is a holding company holding a controlling stake in S.D.S (Star Defense Systems) Ltd. S.D.S (Star Defense Systems) Ltd. manufactures and markets products mainly for the defense industry and operates through three divisions: (i) a night vision solutions division; (ii) a safety and rescue products division; and (iii) an avionic systems division. Mr. Nissani also served as a director of S.D.S. (Star Defense Systems) Ltd. from October 1, 2006 until December 31, 2008.

The annual compensation cost for Mr. Nissani is approximately $144,000, plus use of a company car and the customary Israeli social benefits).

Subject to the execution of an option agreement and approval of the Registrant's shareholders (if necessary) Mr. Nissani has been granted options to purchase 7,088,259 shares of the Registrant. Options to purchase 4,252,960 shares will vest in ten quarterly installments beginning March 31, 2010. The remaining 2,835,299 options will vest upon achievement of certain milestones with respect to the Registrant's performance in 2010 and 2011.

Effective January 1, 2010, Baruch Tosh, the former Chief Executive Officer and President of the Registrant, was released from his duties.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               Exhibit 99.1 Engagement Letter between the Registrant and Mr. Uri Nissani dated December 31, 2009

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 6, 2010                     Defense Industries International, Inc.


                                          (Registrant)


                                          By:/s/Tsippy Moldoven
                                             ------------------
                                             Name: Tsippy Moldoven
                                             Chief Financial Officer